Exhibit 99
Standex International Fourth-Quarter and Fiscal Year 2009 Conference Call August 20, 2009

Agenda Statements in this presentation include, or may be based upon, management's current expectations, estimates and/or projections about Standex's markets and industries. These statements are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may materially differ from those indicated by such forward-looking statements as a result of certain risks, uncertainties and assumptions that are difficult to predict. Among the factors that could cause actual results to differ are uncertainty in conditions in the financial and banking markets, general domestic and international economy including more specifically increases in raw material costs, the ability to substitute less expensive alternative raw materials, the heavy construction vehicle market, the new residential construction market, reduced capital spending by customers, successful expansion and automation of manufacturing capabilities and diversification efforts in emerging markets, the ability to achieve cost savings through lean manufacturing and low cost sourcing, effective completion of plant consolidations and the other factors discussed in the Annual Report of Standex on Form 10-K for the fiscal year ending June 30, 2008, which is on file with the Securities and Exchange Commission, and any subsequent periodic reports filed by the company with the Securities and Exchange Commission. In addition, any forward-looking statements represent management's estimates only as of the day made and should not be relied upon as representing management's estimates as of any subsequent date. While the company may elect to update forward-looking statements at some point in the future, the company and management specifically disclaim any obligation to do so, even if management's estimates change. Overview Roger Fix - President & Chief Executive Officer Financial Review Tom DeByle - Chief Financial Officer Fourth Quarter 2009 Segment Results and Outlook Roger Fix - President & Chief Executive Officer

Fourth Quarter 2009 Overview Signs indicate we may have found low point of recession's impact on sales volume Improved bottom-line margins on 23% sales decline Operating Income -8.0% yoy Operating Income Margin + 100bps Operating Income without restructuring -1.0% yoy Operating Margin without restructuring +160bps EPS 46 cents versus 47 cents in prior year Working Capital turns 5.7 versus record 5.8 in Q408 Cost reduction initiatives & productivity enhancements result in profit margin improvement, despite sales decline

Cost-Reduction Initiatives Headcount reductions 260 salaried and indirect labor positions eliminated ~$14M in cost savings annually Procurement and productivity savings ~$12M in cost savings Plant consolidations 8 plant consolidations completed in FY09 ~$10M in cost savings annually Company wide effort to reduce costs yielded $36 million in sustainable annualized cost savings $15.5M of benefit in FY09 and additional $20.5M in FY10

Working Capital & WC Turns Q4-01 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03 Q2-03 Q3-03 Q4-03 Q1-04 Q2-04 Q3-04 Q4-04 Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 Q3-06 Q4-06 Q1-07 Q2-07 Q3-07 Q4-07 Q1-08 Q2-08 Q3-08 Q4-08 Q1-09 Q2-09 Q3-09 Q4-09 NWC 167590 168089 163686 158808 150941 143450 139881 137599 133003 131667 131963 132963 120970 146305 124373 129518 122133 130391 131237 133553 128287 122979 117436 128974 131440 129333 134957 133720 124909 135758 126274 102200 98725 NWC Turns 3.6 3.4 3.7 3.4 3.8 4 4.2 4 4.4 3.9 4.3 4.3 5.4 4.4 5.4 5 5.7 5.2 5.2 5.1 5.4 4.9 4.7 5 5.2 5.4 5.1 5.1 5.8 5.3 4.9 5.1 5.7

Net Debt & Funded Debt Q4 FY 01 Q1 FY 02 Q2 FY 02 Q3 FY 02 Q4 FY 02 Q1 FY 03 Q2 FY 03 Q3 FY 03 Q4 FY 03 Q1 FY 04 Q2 FY 04 Q3 FY 04 Q4 FY 04 Q1 FY 05 Q2 FY 05 Q3 FY 05 Q4 FY05 Q1 FY 06 Q2 FY 06 Q3 FY 06 Q4 FY 06 Q1 FY 07 Q2 FY 07 Q3 FY 07 Q4 FY 07 Q1 FY 08 Q2 FY 08 Q3 FY 08 Q4 FY 08 Q1 FY 09 Q2 FY 09 Q3 FY 09 Q4 FY 09 Net Debt 146596 150475 140180 131974 124216 119182 109453 103310 98420 96319 101220 100711 92028 114320 90156 109467 81822 88692 102748 100992 85012 64671 58279 147458 144263 128563 129120 127577 106008 115295 114455 95745 85316 Funded Debt 155551 160644 153777 148938 132308 130715 120382 116365 109929 106500 116174 118554 109532 125905 117113 126512 105513 111357 125869 126099 117602 95190 89387 165906 168320 154822 147707 147840 134665 137157 131970 109586 94300 Generated Free Operating Cash Flow of $34.2M and reduced total debt by $40.4M

Improved Bottom-Line Performance Standex drove strong year-over-year margin improvement despite significant reduction in sales volumes Q4 FY09 Q4 FY08 Delta Sales 139.911 $ M 180.774 $ M -22.60% O ti I 9 228 $ M 10 032 $ M 8 01% Operating Income 9.228 10.032 -8.01% Operting Income Margin 6.60% 5.55% +105 bps Operating Income excl 10.300 $ M 10.408 $ M -1.04% Restructuring Operating Income Margin excl Restructuring 7.36% 5.76% +160 bps EBITDA 12.396 $ M 15.630 $ M -20.69% EBITDA % 8.86% 8.65% +21 bps EBITDA w/o Restructuring 13.468 $ M 16.006 $ M -15.86% 7 * Restructuring costs were $1.072M in Q409 and $376,000 in Q408 EBITDA %w/o Restructuring 9.63% 8.85% +78 bps

EPS Performance Solid profit performance in recessionary environment Q4 FY 2009 Q4 FY 2008 FY 2009 FY 2008 EPS Continuing Operations as Reported 0.46 $ 0.47 $ (0.15) $ 1.55 $ Full Year Quarter g p p ) Add Non-Recurring Items Restructuring Charges 0.06 $ 0.02 $ 0.41 $ 0.03 $ Goodwill Impairment 1.61 $ Less: Non-Recurring Items Life Insurance (0.09) $ Write Down of Deferred Tax Liability (Q3) (0.14) $ Tax positions effectively settled (Q4) (0.07) $ (0.07) $ Non-GAAP EPS Continuing Operations 0.45 $ 0.49 $ 1.57 $ 1.58 $ 8

Excellent Working Capital Mgmt &#Debt Reduction Net working capital decreased by $3.5 million in the quarter; WC Turns at 5.7, slightly below record of 5.8 on significantly lower volume Increase Increase 06/30/09 03/31/09 (Decrease) 06/30/08 (Decrease) Net Recei ables 81 893 $ 73 973 $ 7 920 $ 103 055 $ (21 162) $ Versus Prior Year Versus Prior Quarter ($, in thousands) Receivables 81,893 73,973 7,920 103,055 21,162) Days Sales Outstanding 54 52 2 52 2 Inventories 75,634 $ 87,584 $ (11,950) $ 87,619 $ (11,985) $ Turns 4.8 4.3 0.5 5.5 (0.7) T t lA t P bl (58 802) $ (59 357) $ 555 $ (66 174) $ 7 372 $ Total Accounts Payable 58,802) 59,357) 66,174) 7,372 DPO 45 46 (1) 40 5 Net Working Capital 98,725 $ 102,200 $ (3,475) $ 124,500 $ (25,775) $ % to Revenue 17.6% 19.5% -1.9% 17.2% 0.4% Working Capital Turns 5.7 5.1 0.6 5.8 (0.1) Net Debt 85,316 $ 95,371 $ (10,055) $ 106,008 $ (20,692) $ Debt to Capital 32.6% 33.2% -0.6% 32.2% 0.4% 9

Strong Cash Flow Generation ($, in thousands) Generated $13.4M of free operating cash flow in Q4; $34.2M in fiscal 2009 Q4 FY 09 FY 2009 Cash from Operating Activities 13,560 $ 39,444 $ Cash CAPEX (210) $ (5,238) $ Free Operating Cash Flow 13,350 $ 34,206 $ Net Income 5,677 $ (5,405) $ Impairment 21,339 $ Adjusted Net Income 5,677 $ 15,934 $ Conversion of Free Operating Cash Flow 235.2% 214.7%

Reducing Net Debt $2.5M in interest expense savings expected in FY 2010 6/30/2009 3/31/2009 6/30/2008 Revolver (LIBOR + Matrix) 91,000 $ 92,000 $ 88,500 $ R B d 3 300 $ 3 300 $ 3 300 $ Revenue Bond 3,300 3,300 3,300 Private Placement Rate 5.94% 14,286 $ 17,857 $ Private Placement Rate 6.80% 25,000 $ Total Debt 94,300 $ 109,586 $ 134,657 $ Debt Reduction 15,286 $ 40,357 $ 11

Performance Improvement Strategy Optimize Manufacturing Refine Business Portfolio Streamline Cost Structure Drive Organic Growth Balance Sheet Management Continuous improvement in financial performance

Refine Business Portfolio Build larger, more profitable operating groups Divest non-strategic businesses at opportune time Acquire complementary businesses that bring synergistic advantages to core platforms Seek strategic bolt-on acquisitions that fill-in product or geographic gaps Refine Business Portfolio Drive Organic Growth Optimize Manufacturing Streamline Cost Structure Balance Sheet Management

40% of revenues were non-strategic in 2001 Company divested businesses with ~$193M in revenue1 Divestiture Industry Fiscal Year Coors/Mason Fine China and Candles 2003 Jarvis Caster Caster Wheels 2004 James Burn Double Loop Wire Binding Products 2005 USECO Patient Feeding Systems 2005 Standex Direct Mail Order Citrus Fruit 2006 Standard Pub Religious Book Publisher 2007 Berean Christian Book Store 2007 Divest Non-Strategic Businesses 1 in full year before divestiture

Acquire Complementary Businesses Acquisition Segment Fiscal Year ATC Frost Electronics 2001 Cin Tran Electronics 2003 Magnetico Electronics 2004 BG Labs Electronics 2009 Millennium Molds Engraving 2003 IR International Engraving 2003 Dornbusch Engraving 2003 Innovent Engraving 2006 Carolina Roll Engraving Engraving 2008 Nor Lake Food Service 2004 Kool Star Food Service 2006 American Food Service Food Service 2007 AAI Food Service 2007 Invested in strategic acquisitions to strengthen core platforms Acquired businesses added ~$190M in sales

Drive Organic Growth Capitalize on sales synergies Expand into new geographic markets Increase market share through new product introductions and applications and technology development Enhance sales penetration with strategic end user accounts and channel partners Refine Business Portfolio Drive Organic Growth Optimize Manufacturing Streamline Cost Structure Balance Sheet Management

Optimize Manufacturing Eight plants closed in 2009 resulting in annual savings of $10M 50% reduction in floor space resulting from Dallas APW Wyott and Bakers Pride consolidations into Nogales By the end of calendar 2009: 250 direct and indirect employees in Nogales 16% of annual FSEG volume produced in Nogales Nogales will be approx. 80% occupied Shared facilities where multiple business units can leverage common roof line and overhead structure Refine Business Portfolio Drive Organic Growth Optimize Manufacturing Streamline Cost Structure Balance Sheet Management

Optimize Manufacturing Four Food Service Brands Currently Operating in Nogales Facility

Standex

Streamline Cost Structure

- Refine Business Portfolio
- Drive Organic Growth
- Optimize Manufacturing
- **Streamline Cost Structure**
- Balance Sheet Management

- $36M of sustainable annualized cost reductions implemented in FY09
  - ~$14M in headcount reductions
  - ~$12M in procurement and productivity savings
  - ~$10M in plant consolidations

19

Balance Sheet Management FY09 Accomplishments: Improve working capital Reduced working capital by $25.8M Limit capital expenditures CapEx at $5.7 million Generate free operating cash flow $34.2 million in FY 2009 Reduce net debt Total debt decreased by $40 million Refine Business Portfolio Drive Organic Growth Optimize Manufacturing Streamline Cost Structure Balance Sheet Management

Fourth-Quarter FY09 Operational Segment Review

Food Service Equipment Group Q4'09 ('000s) $ ^% (yoy) Revenues $86,536 -12.4% Operating Income $10,591 +41.9% Cost reductions, productivity improvements and lean enterprise drove dramatic bottom-line improvement YOY operating income margins are up 468 basis points Refrigeration Solutions Group set record OI levels in Q4 "Cold" side sales less affected than "Hot" side due to higher exposure to recession-resistant chains Taking share as competition faces disruptions Greater "Hot" side penetration into key dealer buying groups Cross-selling across the Food Service Equipment Group

Strategic Execution: Target Organic Growth Opportunities Nor-Lake approved for Pizza Hut in Canada; Significant projects in pipeline for YUM! Secured large countertop merchandising products deal in the convenience store segment with Chevron Increased sales to higher-margin markets (i.e. scientific); MasterBilt penetrating blood plasma market Organic Growth Through Sales Synergies and Expanding into New Markets Leverage established relationship with AAI & YUM! Cooking Solutions sales team effectively identified cross-selling opportunity Entered new scientific market with NorLake acquisition

Engraving Group Q4'09 ('000s) $ ^% (yoy) Revenues $17,492 -26.7% Operating Income $1,179 -60.7% Sales primarily affected by lower international demand Op. Income in N. America benefited from three plant consolidations, cost reductions and productivity improvements Chrysler bankruptcy caused temporary project delays Expect benefits from new Chrysler/Fiat relationship

Strategic Execution: Roll-Out New Technologies New proprietary engraving techniques introduced in Q309: Slush-moulding Laser engraving of elastomeric-covered rolls One-stop-shop for texturizing needs Significantly reduces lead times and costs Provides greater design harmonization for global auto OEMs European customers booked $1+M to ship in FY 2010 New technology introduction to North American OEMs in Q4 well-received Provides access to non-automotive markets Standex Engraving Introduced New Engraving Technologies to Capture a Greater Percentage of OEM business for Auto Interiors

Engineering Technologies Group Q4'09 ('000s) $ ^% (yoy) Revenues $12,195 -31.0% Operating Income $2,229 -30.0% Difficult comparison with Q408 due to lumpy delivery schedules and one-off contract settlement in aerospace market NASA contract temporarily delayed due to technical issue; expect shipments late Q1/early Q2 FY 2010 Margins affected by lower percentage of higher-margin aerospace sales Energy, aerospace and aviation markets remain robust

Electronics & Hydraulics Group Q4'09 ('000s) $ ^% (yoy) Revenues $12,123 -45.2% Operating Income $167 -93.3% Weakness in housing and automotive sectors negatively affected the electronics business Electronics has significantly lower cost structure with world-class manufacturing capabilities Prolonged weakness in hydraulics in N. America and export markets due to continued downturn Pursuing non-traditional business and new geographic markets

Strategic Execution: Optimize Manufacturing at Standex Electronics Consolidation of Electronics Canadian facility completed in Q4 Consolidation of BG Labs into Cincinnati facility initiated in Q4 ~$500K in incremental savings per year Three-tier manufacturing in place Prototyping/initial manufacturing at Cincinnati; low-cost manufacturing in China & Mexico Manufacturing structure ideal for electronics life-cycle Standex now positioned to provide deep breadth of engineering and manufacturing capabilities to Electronics customers

Strategic Execution: Secure Organic Growth Launched new line of higher-margin magnetic reed switches in Q4 Taking share in reed switch market by providing unique product features and performance Targeting the medical device market Optimistic about potential contributions to revenue in 2H10 Standex Electronics Launched New Magnetic Reed Switch Product Line to Drive Top-Line Growth and Penetrate Higher-Margin Markets

ADP Group Q4'09 ('000s) $ ^% (yoy) Revenues $11,522 -37.2% Operating Income $202 N/A Year-over-year decline in housing starts affecting sales Relative stability in housing starts may signal bottom of market Reduced cost structure to achieve profitability on lower sales volume New flex duct product attracting wholesalers to switch to ADP and drive incremental share gains

Summary Believe sales volume has hit low point in recession Cost reductions that provide $36M in sustainable annual cost savings now in place Cost structure enables Company to achieve good profit levels at low sales levels and achieve significant margin growth as markets recover Continued to strengthen balance sheet through focus on WC improvement, cash conservation and debt reduction Standex continues to invest in growth initiatives to take market share and outperform competition when markets rebound Focus is to execute on the Standex business strategy to drive continuous improvement in financial performance

Q & A Session